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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                   ------------------------------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECITON 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 14, 2002



                            COMMERCIAL METALS COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                            (STATE OF INCORPORATION)



             1-4304                                     75-0725338
     (COMMISSION FILE NO.)                   (IRS EMPLOYER IDENTIFICANTION NO.)



7800 STEMMONS FREEWAY, 10TH FLOOR, DALLAS, TEXAS          75247
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (214) 689-4300


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

               Commercial Metals Company on February 14, 2002, issued a press release which announced the signing of a definitive agreement to sell certain assets of its SMI - Owen Steel Company, Inc. subsidiary. A copy of the press release is attached to the Report as Exhibit 99, and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

         99.      Press Release of Commercial Metals Company dated February 14,
                  2002,


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            COMMERCIAL METALS COMPANY

February 15, 2002                           By:    /s/ William B. Larson
                                                 ------------------------------
                                           Name:   William B. Larson
                                                 ------------------------------
                                           Title:  Vice President and
                                                   Chief Financial Officer
                                                 ------------------------------



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                               INDEX TO EXHIBITS


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
EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
   99             Press Release of Commercial Metals Company dated February 14,
                  2002,
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